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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2004


                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)


          Florida                        1-4604                  65-0341002
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


        3000 Taft Street, Hollywood, Florida                      33021
      (Address of principal executive offices)                  (Zip Code)


                                 (954) 987-4000
              (Registrant's telephone number, including area code)

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Item 12. Results of Operations and Financial Condition

     On February 24, 2004, HEICO Corporation issued a press release announcing its financial results for the first quarter of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HEICO CORPORATION
                                                   (Registrant)


Date: February 24, 2004                          By:  /s/ Thomas S. Irwin
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                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit No.     Description
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   99.1         Press release, dated February 24, 2004, titled "HEICO
                Corporation Reports Improved First Quarter Results."

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